Business Combinations	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Business Combinations
25.	Business Combinations

(a)	Acquisition of Ximalaya
In June 2025, the Group announced its proposed acquisition of Ximalaya, which is a leading online audio company in Chinese Mainland, pursuant to a Merger Agreement dated June 10, 2025. On May 18, 2026, the Group completed the acquisition of entire equity interest of Ximalaya. The total purchase consideration amounted to approximately RMB14.0
b
illion, which comprised cash consideration of approximately RMB8.6
b
illion, and certain ordinary shares issued or to be issued by the Group. On the acquisition date, the Group issued 153,795,303 Class A ordinary shares to selling shareholders of Ximalaya. 2,203,466 Class A ordinary shares shall be issued on the first anniversary date of the Closing Date. Meanwhile, the Group reserved certain number of
Class A ordinary shares (“Founder Indemnity Shares”) at closing as partial security for founders’ obligation. The Founder Indemnity Shares are classified as financial liabilities, presented in “Other payables and other liabilities”. The Group estimated the fair value of the Founder Indemnity Shares at the acquisition date and at each period end based on the best estimate of shares to be issued and the stock price of the Company’s ordinary shares. Accordingly, the Group recognized fair value changes related to the Founder Indemnity Shares with amount of RMB28 million for the six months ended June 30, 2026. The
 Group also granted certain number of RSUs under the 2024 Share Incentive Plan to replace the outstanding options and/or RSUs under Ximalaya’s previous ESOP programs. The portion for pre-combination
services is accounted for as part of the consideration and the portion for post-combination services is accounted for as compensation cost.
The fair value of total identifiable net assets (including identifiable intangible assets) was approximately RMB4.7
b
illion. Goodwill of approximately RMB9.2
b
illion was recognised as a result of the transaction. It was mainly attributable to the operating synergies and economies of scale expected to be derived from combining the operations. None of the goodwill was expected to be deductible for income tax purpose.
The acquired business contributed revenue of RMB
407

million to the Group for the six months ended June 30, 2026. The Group’s revenue for the six months ended June 30, 2026 would be increased by no more than 10% and net profit for the six months ended June 30, 2026 would not be materially different should the transaction have occurred on January 1, 2026.
The related transaction costs of the transaction recognised in the Group’s condensed consolidated income statement were not material.

(b)	Other business combinations
During the six months ended June 30, 2026, the Group acquired equity interests of companies with total considerations of RMB42 million. The revenue and the results contributed by the acquired subsidiaries subsequent to the acquisition was immaterial to the Group. The Group’s revenue and results for the six months ended June 30, 2026 would not be materially different should these acquisitions had occurred on January 1, 2026.